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                                                                    EXHIBIT 10.5




                                    GUARANTY

         THIS GUARANTY is made as of May 15, 1998, by each of the undersigned (each individually a "Guarantor" and collectively, "Guarantors"), in favor of ING (U.S.) CAPITAL CORPORATION, in its capacity as agent for itself and certain other Lenders, as such term is defined in the Credit Agreement described below (in such capacity, "Agent").


                                   RECITALS:

         1. UNITED STATES EXPLORATION, INC., a Colorado corporation ("Borrower"), Agent, and the other financial institutions named therein as Lenders ("Lenders") are parties to a Credit Agreement of even date herewith (the "Credit Agreement").

         2. Pursuant to the Credit Agreement, Borrower has executed in favor of the initial Lender a certain promissory note payable to the order of the initial Lender in the aggregate principal amount of $35,000,000 (such promissory notes, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, being herein collectively called the "Note").

         3. It is a condition precedent to Lenders' obligations to advance funds pursuant to the Credit Agreement that each Guarantor shall execute and deliver to Agent a satisfactory guaranty of Borrower's obligations under the Note and the Credit Agreement.

         4. Borrower, owns directly, or indirectly through one or more subsidiaries, one hundred percent (100%) of the outstanding capital stock or other ownership interests of each Guarantor.

         NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Guarantors from Lenders' advances of funds to Borrower under the Credit Agreement, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Lenders to advance funds under the Credit Agreement, each Guarantor hereby agrees with Agent, for the benefit of Agent and Lenders as follows:


                                   AGREEMENTS

         Section 1. Definitions. Reference is hereby made to the Credit Agreement for all purposes. All terms used in this Guaranty which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings when used herein. All references herein to any Obligation Document, Loan Document, or other document or instrument refer to


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the same as from time to time amended, supplemented or restated.  As used herein the following terms shall have the following meanings:

         "Agent" means the Person who, at the time in question, is the "Agent" under the Credit Agreement. Whenever there is only one Lender under the Credit Agreement, "Agent" shall also refer to such Lender in such capacity as the only Lender.

         "Lenders" means ING (U.S.) Capital Corporation and all other Persons who at any time are "Lenders" under the Credit Agreement.

         "Obligations" means collectively all of the indebtedness, obligations, and undertakings which are guaranteed by Guarantor and described in subsections
(a) and (b) of Section 2.

         "Obligation Documents" means this Guaranty, the Note, the Credit Agreement, the Loan Documents, all other documents and instruments under, by reason of which, or pursuant to which any or all of the Obligations are evidenced, governed, secured, or otherwise dealt with, and all other documents, instruments, agreements, certificates, legal opinions and other writings heretofore or hereafter delivered in connection herewith or therewith.

         "Obligors" means Borrower, Guarantor and any other endorsers, guarantors or obligors, primary or secondary, of any or all of the Obligations.

         "Security" means any rights, properties, or interests of Agent or Lenders, under the Obligation Documents or otherwise, which provide recourse or other benefits to Agent or Lenders in connection with the Obligations or the non-payment or non-performance thereof, including without limitation collateral (whether real or personal, tangible or intangible) in which Agent or Lenders have rights under or pursuant to any Obligation Documents, guaranties of the payment or performance of any Obligation, bonds, surety agreements, keep-well agreements, letters of credit, rights of subrogation, rights of offset, and rights pursuant to which other claims are subordinated to the Obligations.

         Section 2.  Guaranty.

         (a) Each Guarantor hereby irrevocably, absolutely, and unconditionally jointly and severally guarantees to Agent and each Lender the prompt, complete, and full payment when due, and no matter how the same shall become due, of:

                 (i) All indebtedness and other obligations now or hereafter incurred or arising pursuant to or permitted by the provisions of the Note, the Credit Agreement, or any other instrument now or hereafter evidencing, governing, guaranteeing or securing the Obligations or any part thereof or otherwise executed in connection with any advance or loan evidenced or governed by the Note or the Credit Agreement;

                 (ii) All present or future "Hedging Obligations" incurred or owing by Borrower to any one or more members of the "Credit Group," as hereinafter defined; as





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         used in this paragraph and the following paragraph (iii): "Credit
         Group" means ING (U.S.) Capital Corporation, any other party from time to time constituting a Lender under the Credit Agreement, and/or any affiliate of any such party, and "Hedging Obligations" means any indebtedness or obligations, however arising, to make payments or take actions under or pursuant to any present or future agreement (including any individual agreement or any master agreement and the various transactions and confirmations made thereunder) governing any swap, put, call, cap, floor or collar transaction, or other type of agreement or transaction relating to interest rates, currency exchange rates, or the price or delivery (at any one or more locations or in any one or more markets) of crude oil, natural gas, natural gas liquids, petroleum products, other hydrocarbons, agricultural products, precious metals, stocks or bonds or indices thereof, or any other commodity, contract or other item of property traded in any market, and all interest thereon and expenses and other amounts payable in connection therewith (any agreement or document, however entitled or described, evidencing or governing and Hedging Obligations owing by Borrower to any one or more members of the Credit Group being herein called a "Hedging Agreement");

                 (iii) All present or future indebtedness or obligations incurred or owing to any one or more members of the Credit Group by Borrower, however arising, to make reimbursements or similar payments to any one or more members of the Credit Group as a result of or relating to any payments made by any one or more members of the Credit Group to any third person on account of or for the benefit of Borrower, including without limitation any obligation to reimburse any one or more members of the Credit Group for payments it makes under or pursuant to any letter of credit, bond, guaranty, or indemnity agreement issued or made for the account of or for the benefit of Borrower (such as a letter of credit, guaranty or indemnity by any one or more members of the Credit Group of any Hedging Obligations owed by Borrower to a third person) and all interest thereon and expenses and other amounts payable in connection therewith;

                 (iv) Any and all other indebtedness or liabilities which Borrower may at any time owe to Agent or any Lender, whether incurred heretofore or hereafter or concurrently herewith, voluntarily or involuntarily, whether owed alone or with others, whether fixed, contingent, absolute, inchoate, liquidated or unliquidated, whether such indebtedness or liability arises by notes, discounts, overdrafts, open account indebtedness or in any other manner whatsoever, and including interest, attorneys' fees and collection costs as may be provided by law or in any instrument evidencing any such indebtedness or liability; and

                 (v) All renewals, extensions, amendments, modifications, supplements, or restatements of or substitutions for any of the foregoing.


Without limiting the generality of the foregoing, each Guarantor's liability hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities of Borrower described above in this subsection
(a), or below in the following subsection (b), which would be owed by Borrower but for the fact that they are unenforceable or not allowable





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due to the existence of a bankruptcy, reorganization, or similar proceeding involving Borrower.

         (b) Each Guarantor hereby irrevocably, absolutely, and unconditionally jointly and severally guarantees to Agent and each Lender the prompt, complete and full performance, when due, and no matter how the same shall become due, of all obligations and undertakings of Borrower to Agent or such Lender under, by reason of, or pursuant to any of the Obligation Documents.

         (c) If Borrower shall for any reason fail to pay any Obligation, as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, Guarantors will, forthwith upon demand by Agent, pay such Obligation in full to Agent for the benefit of Agent or the Lender to whom such Obligation is owed. If Borrower shall for any reason fail to perform promptly any Obligation, Guarantors will, forthwith upon demand by Agent, cause such Obligation to be performed or, if specified by Agent, provide sufficient funds, in such amount and manner as Agent shall in good faith determine, for the prompt, full and faithful performance of such Obligation by Agent or such other Person as Agent shall designate.

         (d) If either Borrower or any Guarantor fails to pay or perform any Obligation as described in the immediately preceding subsections (a), (b), or
(c) Guarantors will incur the additional obligation to pay to Agent, and Guarantors will forthwith upon demand by Agent pay to Agent, the amount of any and all expenses, including fees and disbursements of Agent's counsel and of any experts or Agents retained by Agent, which Agent may incur as a result of such failure.

         (e) As between each Guarantor and Agent or Lenders, this Guaranty shall be considered a primary and liquidated liability of each Guarantor.

         (f) The liability of each Guarantor hereunder shall be limited to the maximum amount of liability that can be incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

         Section 3.  Unconditional Guaranty.

         (a) No action which Agent or any Lender may take or omit to take in connection with any of the Obligation Documents, any of the Obligations (or any other indebtedness owing by Borrower to Agent or any Lender), or any Security, and no course of dealing of Agent or any Lender with any Obligor or any other Person, shall release or diminish any Guarantor's obligations, liabilities, agreements or duties hereunder, affect this Guaranty in any way, or afford any Guarantor any recourse against Agent or any Lender, regardless of whether any such action or inaction may increase any risks to or liabilities of Agent or any Lender or any Obligor or increase any risk to or diminish any safeguard of any Security. Without limiting





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the foregoing, each Guarantor hereby expressly agrees that Agent and Lenders may, from time to time, without notice to or the consent of such Guarantor, do any or all of the following:

                 (i) Amend, change or modify, in whole or in part, any one or more of the Obligation Documents and give or refuse to give any waivers or other indulgences with respect thereto.

                 (ii) Neglect, delay, fail, or refuse to take or prosecute any action for the collection or enforcement of any of the Obligations, to foreclose or take or prosecute any action in connection with any Security or Obligation Document, to bring suit against any Obligor or any other Person, or to take any other action concerning the Obligations or the Obligation Documents.

                 (iii) Accelerate, change, rearrange, extend, or renew the time, rate, terms, or manner for payment or performance of any one or more of the Obligations (whether for principal, interest, fees, expenses, indemnifications, affirmative or negative covenants, or otherwise).

                 (iv) Compromise or settle any unpaid or unperformed Obligation or any other obligation or amount due or owing, or claimed to be due or owing, under any one or more of the Obligation Documents.

                 (v) Take, exchange, amend, eliminate, surrender, release, or subordinate any or all Security for any or all of the Obligations, accept additional or substituted Security therefor, and perfect or fail to perfect Agent's or Lenders' rights in any or all Security.

                 (vi)  Discharge, release, substitute or add Obligors.

                 (vii) Apply all monies received from Obligors or others, or from any Security for any of the Obligations, as Agent or Lenders may determine to be in their best interest, without in any way being required to marshall Security or assets or to apply all or any part of such monies upon any particular Obligations.

         (b) No action or inaction of any Obligor or any other Person, and no change of law or circumstances, shall release or diminish any Guarantor's obligations, liabilities, agreements, or duties hereunder, affect this Guaranty in any way, or afford any Guarantor any recourse against Agent or any Lender. Without limiting the foregoing, the obligations, liabilities, agreements, and duties of Guarantors under this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any or all of the following from time to time, even if occurring without notice to or without the consent of Guarantors:

                 (i) Any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, or composition of any Obligor or any other proceedings





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         involving any Obligor or any of the assets of any Obligor under laws for the protection of debtors, or any discharge, impairment, modification, release, or limitation of the liability of, or stay of actions or lien enforcement proceedings against, any Obligor, any properties of any Obligor, or the estate in bankruptcy of any Obligor in the course of or resulting from any such proceedings.

                 (ii) The failure by Agent or any Lender to file or enforce a claim in any proceeding described in the immediately preceding subsection (i) or to take any other action in any proceeding to which any Obligor is a party.

                 (iii) The release by operation of law of any Obligor from any of the Obligations or any other obligations to Agent or any Lender.

                 (iv) The invalidity, deficiency, illegality, or unenforceability of any of the Obligations or the Obligation Documents, in whole or in part, any bar by any statute of limitations or other law of recovery on any of the Obligations, or any defense or excuse for failure to perform on account of force majeure, act of God, casualty, impossibility, impracticability, or other defense or excuse whatsoever.

                 (v) The failure of any Obligor or any other Person to sign any guaranty or other instrument or agreement within the contemplation of any Obligor, Agent or any Lender.

                 (vi) The fact that any Guarantor may have incurred directly part of the Obligations or is otherwise primarily liable therefor.

                 (vii) Without limiting any of the foregoing, any fact or event (whether or not similar to any of the foregoing) which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release of or defense to a guarantor or surety other than the actual payment and performance by Guarantors under this Guaranty.

         (c) Agent and Lenders may invoke the benefits of this Guaranty before pursuing any remedies against any Obligor or any other Person and before proceeding against any Security now or hereafter existing for the payment or performance of any of the Obligations. Agent and Lenders may maintain an action against any Guarantor on this Guaranty without joining any other Obligor therein and without bringing a separate action against any other Obligor.

         (d) If any payment to Agent or any Lender by any Obligor is held to constitute a preference or a voidable transfer under applicable state or federal laws, or if for any other reason Agent or any Lender is required to refund such payment to the payor thereof or to pay the amount thereof to any other Person, such payment to Agent or such Lender shall not constitute a release of any Guarantor from any liability hereunder, and each Guarantor agrees to pay such amount to Agent or such Lender on demand and agrees and acknowledges that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent





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of any such payment or payments.  Any transfer by subrogation which is made as contemplated in Section 6 prior to any such payment or payments shall (regardless of the terms of such transfer) be automatically voided upon the making of any such payment or payments, and all rights so transferred shall thereupon revert to and be vested in Agent and Lenders.

         (e) This is a continuing guaranty and shall apply to and cover all Obligations and renewals and extensions thereof and substitutions therefor from time to time.

         Section 4. Waiver. Each Guarantor hereby waives, with respect to the Obligations, this Guaranty, and the other Obligation Documents:

         (a) notice of the incurrence of any Obligation by Borrower, and notice of any kind concerning the assets, liabilities, financial condition, creditworthiness, businesses, prospects, or other affairs of Borrower (it being understood and agreed that: (i) each Guarantor shall take full responsibility for informing itself of such matters, (ii) neither Agent nor any Lender shall have any responsibility of any kind to inform any Guarantor of such matters, and (iii) Agent and Lenders are hereby authorized to assume that each Guarantor, by virtue of its relationships with Borrower which are independent of this Guaranty, has full and complete knowledge of such matters whenever Lenders extend credit to Borrower or take any other action which may change or increase such Guarantor's liabilities or losses hereunder).

         (b) notice that Agent, any Lender, any Obligor, or any other Person has taken or omitted to take any action under any Obligation Document or any other agreement or instrument relating thereto or relating to any Obligation.

         (c)  notice of acceptance of this Guaranty.

         (d) demand, presentment for payment, and notice of demand, dishonor, nonpayment, or nonperformance.

         (e) notice of intention to accelerate, notice of acceleration, protest, notice of protest, notice of any exercise of remedies (as described in the following Section 5 or otherwise), and all other notices of any kind whatsoever.

         Section 5. Exercise of Remedies. Agent, at the direction of Majority Lenders, shall have the right to enforce, from time to time, in any order and at Majority Lender's sole discretion, any rights, powers and remedies which Agent may have under the Obligation Documents or otherwise, including judicial foreclosure, the exercise of rights of power of sale, the taking of a deed or assignment in lieu of foreclosure, the appointment of a receiver to collect rents, issues and profits, the exercise of remedies against personal property, or the enforcement of any assignment of leases, rentals, oil or gas production, or other properties or rights, whether real or personal, tangible or intangible; and each Guarantor shall be liable to Agent and each Lender hereunder for any deficiency resulting from the exercise by Agent of any such right or remedy even though any rights which Guarantors may have against Borrower or others may be destroyed or diminished by exercise of any such right or remedy. No failure





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on the part of Agent or any Majority Lenders to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights, powers and remedies of Agent provided herein and in the other Obligation Documents are cumulative and are in addition to, and not exclusive of, any other rights, powers or remedies provided by law or in equity. The rights of Agent hereunder are not conditional or contingent on any attempt by Agent to exercise any of its rights under any other Obligation Document against any Obligor or any other Person.

         Section 6. Limited Subrogation. Until all of the Obligations have been paid and performed in full, no Guarantor shall have any right to exercise any right of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against or to any Obligor or any Security in connection with this Guaranty, and each Guarantor hereby waives any rights to enforce any remedy which such Guarantor may have against Borrower and any right to participate in any Security until such time. If any amount shall be paid to any Guarantor on account of any such subrogation or other rights, any such other remedy, or any Security at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of Lenders, shall be segregated from the other funds of such Guarantor and shall forthwith be paid over to Agent to be held by Agent as collateral for, or then or at any time thereafter applied in whole or in part by Agent against, all or any portion of the Obligations, whether matured or unmatured, in such order as Agent shall elect. If any Guarantor shall make payment to Agent of all or any portion of the Obligations and if all of the Obligations shall be finally paid in full, Agent will, at such Guarantor's request and expense, execute and deliver to such Guarantor (without recourse, representation or warranty) appropriate documents necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment by such Guarantor; provided that such transfer shall be subject to Section 3(d) above and that without the consent of Agent (which Agent may withhold in its discretion) such Guarantor shall not have the right to be subrogated to any claim or right against any Obligor which has become owned by Agent or any Lender, whose ownership has otherwise changed in the course of enforcement of the Obligation Documents, or which Agent otherwise has released or wishes to release from its Obligations.

         Section 7. Successors and Assigns. No Guarantor's rights or obligations hereunder may be assigned or delegated, but this Guaranty and such obligations shall pass to and be fully binding upon the successors of each Guarantor, as well as each Guarantor. This Guaranty shall apply to and inure to the benefit of Agent and Lenders and their successors or assigns. Without limiting the generality of the immediately preceding sentence, Agent and each Lender may, if in accordance with the terms and conditions set forth in the Credit Agreement, assign, grant a participation in, or otherwise transfer any Obligation held by it or any portion thereof, and Agent and each Lender may assign or otherwise transfer its rights or any portion thereof under any Obligation Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to Agent or such Lender





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hereunder unless otherwise expressly provided by Agent or such Lender in connection with such assignment or transfer.

         Section 8. Subordination. Each Guarantor hereby subordinates and makes inferior to the Obligations any and all indebtedness now or at any time hereafter owed by Borrower to any Guarantor. Each Guarantor agrees that after the occurrence of any Default or Event of Default it will neither permit Borrower to repay such indebtedness or any part thereof nor accept payment from Borrower of such indebtedness or any part thereof without the prior written consent of Agent and Lenders. If any Guarantor receives any such payment without the prior written consent of Agent and Lenders, the amount so paid shall be held in trust for the benefit of Lenders, shall be segregated from the other funds of such Guarantor, and shall forthwith be paid over to Agent to be held by Agent as collateral for, or then or at any time thereafter applied in whole or in part by Agent against, all or any portion of the Obligations, whether matured or unmatured, in such order as Agent shall elect.

         Section 9. Representations and Warranties. Each Guarantor hereby represents and warrants to Lender as follows:

         (a) The Recitals at the beginning of this Guaranty are true and correct in all respects.

         (b) Each Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its or incorporation as set forth opposite its name on the signature page to this Guaranty; and each Guarantor has all requisite corporate power and authority to execute, deliver and perform this Guaranty.

         (c) The execution, delivery and performance by each Guarantor of this Guaranty have been duly authorized by all necessary corporate action and do not and will not contravene its certificate or articles of incorporation or bylaws.

         (d) The execution, delivery and performance by each Guarantor of this Guaranty do not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting such Guarantor or any of its Affiliates or properties, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

         (e) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or third party is required for the due execution, delivery and performance by any Guarantor of this Guaranty.

         (f) This Guaranty is a legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor in accordance with its terms except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights.





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         (g) Except as disclosed in the Credit Agreement, there is no action, suit or proceeding pending or, to the knowledge of any Guarantor, threatened against or otherwise affecting any Guarantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which may materially and adversely affect any Guarantor's financial condition or its ability to perform its obligations hereunder.

         Section 10. No Oral Change. No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by Guarantors and Lenders, and no waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall be effective unless it is in writing and signed by Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 11. Invalidity of Particular Provisions. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

         Section 12. Headings and References. The headings used herein are for purposes of convenience only and shall not be used in construing the provisions hereof. The words "this Guaranty," "this instrument," "herein," "hereof," "hereby" and words of similar import refer to this Guaranty as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the subdivisions hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

         Section 13. Term. This Guaranty shall be irrevocable until all of the Obligations have been completely and finally paid and performed, no Lender has any obligation to make any loans or other advances to Borrower, and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Obligation Documents have been completely performed, and this Guaranty is thereafter subject to reinstatement as provided in Section 3(d). All extensions of credit and financial accommodations heretofore or hereafter made by Agent or Lenders to Borrower shall be conclusively presumed to have been made in acceptance hereof and in reliance hereon.

         Section 14. Notices. Any notice or communication required or permitted hereunder shall be given as provided in the Credit Agreement

         Section 15. Limitation on Interest. Agent, Lenders and Guarantors intend to contract in strict compliance with applicable usury law from time to time in effect, and the provisions of the Credit Agreement limiting the interest for which any Guarantor is obligated are expressly incorporated herein by reference.





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         Section 16.  Loan Document.  This Guaranty is a Loan Document, as
defined in the Credit Agreement, and is subject to the provisions of the Credit Agreement governing Loan Documents. Each Guarantor hereby ratifies, confirms and approves the Credit Agreement and the other Loan Documents and, in particular, any provisions thereof which relate to such Guarantor.

         Section 17. Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same Guaranty.

         SECTION 18. GOVERNING LAW. THIS GUARANTY IS TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF SUCH STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF SUCH STATE. EACH GUARANTOR AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THE LOAN DOCUMENTS AND WAIVES ANY RIGHT TO STAY OR TO DISMISS ANY ACTION OR PROCEEDING BROUGHT BEFORE SAID COURTS ON THE BASIS OF FORUM NON CONVENIENS. IN FURTHERANCE OF THE FOREGOING, EACH GUARANTOR HEREBY IRREVOCABLY DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK, AS AGENT OF EACH GUARANTOR TO RECEIVE SERVICE OF ALL PROCESS BROUGHT AGAINST EACH GUARANTOR WITH RESPECT TO ANY SUCH PROCEEDING IN ANY SUCH COURT IN NEW YORK, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY EACH GUARANTOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. COPIES OF ANY SUCH PROCESS SO SERVED SHALL ALSO, IF PERMITTED BY LAW, BE SENT BY REGISTERED MAIL TO EACH GUARANTOR AT ITS ADDRESS SET FORTH BELOW AND BY REGULAR MAIL, REGISTERED MAIL COURIER OR MESSENGER TO EACH GUARANTOR AT ITS ADDRESS SET FORTH BELOW, BUT THE FAILURE OF EACH GUARANTOR TO RECEIVE SUCH COPIES SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS AS AFORESAID. EACH GUARANTOR SHALL FURNISH TO AGENT A CONSENT OF CT CORPORATION SYSTEM AGREEING TO ACT HEREUNDER PRIOR TO THE EFFECTIVE DATE OF THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF AGENT TO BRING PROCEEDINGS AGAINST EACH GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. IF FOR ANY REASON CT CORPORATION SHALL RESIGN OR OTHERWISE CEASE TO ACT AS EACH GUARANTOR'S AGENT, EACH GUARANTOR HEREBY IRREVOCABLY AGREES TO (a) IMMEDIATELY DESIGNATE AND APPOINT A NEW AGENT ACCEPTABLE TO AGENT TO SERVE IN SUCH CAPACITY AND, IN SUCH EVENT, SUCH NEW AGENT SHALL BE DEEMED TO BE SUBSTITUTED FOR CT





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
CORPORATION SYSTEM FOR ALL PURPOSES HEREOF AND (b) PROMPTLY DELIVER TO AGENT THE WRITTEN CONSENT (IN FORM AND SUBSTANCE SATISFACTORY TO AGENT) OF SUCH NEW AGENT AGREEING TO SERVE IN SUCH CAPACITY.

         THIS WRITTEN GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]





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
         IN WITNESS WHEREOF, each Guarantor has executed and delivered this Guaranty as of the date first written above.


                               PERFORMANCE PETROLEUM CO., A
                               COLORADO CORPORATION


                               By: /s/ Bruce D. Benson
                                   ----------------------------------------
                                       Name: Bruce D. Benson
                                       Title: President

                               UNITED STATES GAS GATHERING CO., INC., A
                               DELAWARE CORPORATION


                               By: /s/ Bruce D. Benson
                                   ----------------------------------------
                                       Name: Bruce D. Benson
                                       Title: President


                               PACIFIC OSAGE, INC., AN OKLAHOMA CORPORATION


                               By: /s/ Bruce D. Benson
                                   ----------------------------------------
                                       Name: Bruce D. Benson
                                       Title: President

                               PRODUCERS SERVICE INCORPORATED, A
                               KANSAS CORPORATION


                               By: /s/ Bruce D. Benson
                                   ----------------------------------------
                                       Name: Bruce D. Benson
                                       Title: President

                               Address for Notices:

                               1560 Broadway, Suite 1900
                               Denver, Colorado 80202






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